                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  December 16, 1994

                              SCOTT PAPER COMPANY
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


 Pennsylvania                1-2300                 23-1065080
- --------------------------------------------------------------------------------
(State or other           (Commission            (I.R.S. Employer
jurisdiction of           File Number)           Identification
incorporation)                                   Number)


          Scott Plaza
     Philadelphia, Pennsylvania                        19113
- --------------------------------------------------------------------------------
(Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code:  (610) 522-5000


                              None
    ----------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

     On December 20, 1994, pursuant to a Stock Purchase Agreement dated as of October 8, 1994, as supplemented (the "Warren Agreement"), among Scott Paper Company ("Scott"), Sappi Limited, a South African corporation ("Sappi") and SDW Acquisition Corporation ("Acquisition"), a wholly-owned subsidiary of SDW Holdings Corporation ("Holdings"), Scott consummated the sale of all of the outstanding common shares, no par value, of S. D. Warren Company ("Warren") and the S. D. Warren International business in Belgium. Warren manufactures and sells coated free-sheet paper, uncoated paper and specialty paper, with manufacturing operations in Muskegon, Michigan, Skowhegan, Maine, Westbrook, Maine, and Mobile, Alabama and approximately 900,000 acres of timberlands in Maine.

     Scott received $1.6 billion, consisting of approximately $1.48 billion in cash and the buyer's assumption, supported by a letter of credit, of approximately $120 million in debt and capital lease obligations relating to Warren facilities. The consideration received by Scott is subject to adjustment after the closing based on the value of Warren's net assets, as defined in the Warren Agreement, on the closing date.

     In addition, the parties entered into a number of ancillary agreements which, among other things, provide for (a) long-term arrangements between or among Scott, Warren and Mobile Energy Services Company, Inc. ("MESC"), relating to the Mobile, Alabama site, including an agreement under which Warren will purchase pulp from Scott's pulp mill at that site (see Item 5 below), and (b) transition services.

     The foregoing description is a summary only and is not intended to be complete. A copy of the Stock Purchase Agreement is filed as an exhibit to this Report on Form 8-K and is incorporated herein by reference in its entirety.


Item 5.  Other Events
         ------------

     (a) On December 16, 1994, Scott consummated the sale of the energy and recovery complex (the "Energy Complex") located at its Mobile, Alabama mill site to MESC, which is a wholly-owned subsidiary of The Southern Company. The assets sold include fixtures and equipment, certain contracts related to the Energy Complex, certain supplies and spare parts. In addition, the land under the Energy Complex was leased to MESC under a lease with an initial term of twenty-five years and optional renewal terms. Scott received approximately $350 million, consisting of approximately $265 million in cash and the buyer's assumption, guaranteed by The Southern Company, of approximately $85 million of liabilities under a tax-exempt financing relating to the Energy Complex.

     In addition, Scott, Warren and MESC have entered into a number of ancillary agreements with initial terms of twenty-five years and optional renewal terms. Among other things, these agreements provide for (a) the processing by MESC of power, steam and pulping liquor and the provision of additional services, in each case as applicable, to Scott's tissue mill and pulp mill and to Warren's paper mill, (b) the supply by Scott's pulp mill of biomass to the Energy Complex and of water to all facilities at the site, (c) the coordination of operations by all facilities at the site, and (d) common services arrangements.

     (b) Scott intends to use the net after-tax proceeds from the sale of Warren and the Mobile Energy Complex to reduce its debt by approximately $1.3 billion (including the above-mentioned assumptions of debt) and to repurchase Scott common shares in open market transactions for approximately $300 million. Scott intends to complete the debt repayment in January 1995 and to repurchase shares during the first half of 1995.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (b) Unaudited Pro Forma Consolidated Balance Sheet of Scott as of September 24, 1994 reflecting the disposition of Warren as if the transaction had occurred as of September 24, 1994. Unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 24, 1994 and for the year ended December 25, 1993 as if the transaction had occurred as of the beginning of the periods indicated.

          (c)  Exhibits:

               2.1 Stock Purchase Agreement dated as of October 8, 1994 by and among Scott, Sappi Limited and SDW Acquisition Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, the Disclosure Schedules and Exhibits referred to in the Agreement are omitted. Scott agrees to furnish supplementally a copy of any such Disclosure Schedule or Exhibit to the Commission upon request.

               2.2 Supplemental Agreement to Stock Purchase Agreement dated as of October 8, 1994 by and among Scott, Sappi Limited and SDW Acquisition Corporation dated December 19, 1994. Pursuant to
                    Item 601(b)(2) of Regulation S-K, the Exhibits referred to in the Supplemental Agreement are omitted. Scott agrees to furnish supplementally a copy of any such Exhibit to the Commission upon request.

                                   Signatures
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SCOTT PAPER COMPANY



                              By:   /s/ John P. Murtagh
                                 ---------------------------------
                                    John P. Murtagh
                                    Senior Vice President, General
                                    Counsel and Secretary



Date:  December 23, 1994

                              SCOTT PAPER COMPANY
                              -------------------
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                     ------------------------------------
                              SEPTEMBER 24, 1994
                              ------------------
                                   Unaudited
                                   (Millions)
                                    --------


                                                       Pro Forma
                                         Historical   Adjustments    Pro Forma
                                         ----------   -----------    ---------
Assets
- ------

Current assets
  Cash and cash equivalents              $    106.1   $     194.2    $   300.3
  Receivables                                 602.1         (91.5)       510.6
  Inventories                                 498.4        (136.3)       362.1
  Deferred income taxes                       223.2          (7.8)       215.4
  Prepaid items and other                      68.9          (3.6)        65.3
                                         ----------   -----------    ---------
                                            1,498.7         (45.0)     1,453.7

Plant assets at cost                        7,527.8      (2,491.1)     5,036.7
  Accumulated depreciation                 (3,447.9)      1,149.4     (2,298.5)
                                         ----------   -----------    ---------
                                            4,079.9      (1,341.7)     2,738.2

Timber resources                              112.8         (28.1)        84.7
Investment in and advances
  to affiliates                               310.4           --         310.4

Construction funds held by trustees            91.4          (1.4)        90.0
Notes receivable, goodwill
  and other assets                            502.8         (21.8)       481.0
                                         ----------   -----------    ---------

  Total                                  $  6,596.0   $  (1,438.0)   $ 5,158.0
                                         ==========   ===========    =========


Liabilities and Shareholder's Equity
- ------------------------------------

Current liabilities
  Payables to suppliers and others       $    779.5   $     (86.3)   $   693.2
  Accruals for restructuring program          418.2           --         418.2
  Current maturities of long term debt        108.1          (3.4)       104.7
  Accrued taxes on income                      51.6         153.3        204.9
                                         ----------   -----------    ---------
                                            1,357.4          63.6      1,421.0

  Long-term debt                            2,518.1      (1,021.7)     1,496.4
  Deferred income taxes and
    other liabilities                       1,004.6        (204.9)       799.7
                                         ----------   -----------    ---------
                                            4,880.1      (1,163.0)     3,717.1

  Preferred shares                              7.1           --           7.1
  Common shareholders' equity               1,708.8        (275.0)     1,433.8
                                         ----------   -----------    ---------

    Total                                $  6,596.0   $  (1,438.0)   $ 5,158.0
                                         ==========   ===========    =========


  The accompanying notes are an integral part of these financial statements.

                              SCOTT PAPER COMPANY
                              -------------------
                PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                ----------------------------------------------
                         YEAR ENDED DECEMBER 25, 1993
                         ----------------------------
                                   Unaudited
                    (Millions, Except on a Per Share Basis)


                                                            Pro Forma
                                              Historical   Adjustments    Pro Forma
                                              ----------   -----------    ---------

Sales                                         $  4,728.8   $  (1,143.9)   $ 3,584.9
                                              ----------   -----------    ---------

Costs and expenses
  Production costs                               3,552.4        (971.2)     2,581.2
  Marketing and distribution                       598.7         (62.0)       536.7
  Research, administration and general             237.7         (29.9)       207.8
  Restructuring                                    489.6         (66.1)       423.5
  Other                                              4.0           4.5          8.5
                                              ----------   -----------    ---------
                                                 4,882.4      (1,124.7)     3,757.7
                                              ----------   -----------    ---------

Loss from operations                              (153.6)        (19.2)      (172.8)
Interest expense                                   182.0         (50.9)       131.1
Other income and expense                             4.2           --           4.2
                                              ----------   -----------    ---------

Loss before taxes                                 (331.4)         31.7       (299.7)
Income tax benefit                                 (64.0)          9.2        (54.8)
                                              ----------   -----------    ---------

Loss from continuing operations before
  share of losses of international
  equity affiliates                               (267.4)         22.5       (244.9)

Share of losses of international
  equity affiliates                                (21.7)          --         (21.7)
                                              ----------   -----------    ---------

Loss from continuing operations               $   (289.1)  $      22.5    $  (266.6)
                                              ==========   ===========    =========

Loss per share:                               $    (4.09)                 $   (3.78)
                                              ==========                  =========


   The accompanying notes are an integral part of these pro forma financial statements.

                              SCOTT PAPER COMPANY
                              -------------------
                PRO FORMA STATEMENT OF CONSOLIDATED OPERATIONS
                ----------------------------------------------
                  NINE MONTH PERIOD ENDED SEPTEMBER 24, 1994
                  ------------------------------------------
                                   Unaudited
                    (Millions, Except on a Per Share Basis)

                                                            Pro Forma
                                              Historical   Adjustments    Pro Forma
                                              ----------   -----------    ---------

Sales                                          $ 3,449.1   $    (828.9)   $ 2,620.2
                                              ----------   -----------    ---------

Costs and expenses
  Production costs                               2,562.5        (720.9)     1,841.6
  Marketing and distribution                       409.7         (47.7)       362.0
  Research, administration and general             173.1         (20.9)       152.2
  Other                                              0.6           --           0.6
                                              ----------   -----------    ---------
                                                 3,145.9        (789.5)     2,356.4
                                              ----------   -----------    ---------

Income from operations                             303.2         (39.4)       263.8
Interest expense                                   137.3         (39.0)        98.3
Other income and (expense)                           4.1           --           4.1
                                              ----------   -----------    ---------

Income before taxes                                170.0          (0.4)       169.6
Taxes on income                                     63.8           --          63.8
                                              ----------   -----------    ---------


Income from continuing operations before
  share of earnings of international
  equity affiliates                                106.2          (0.4)       105.8

Share of earnings of international
  equity affiliates                                 19.8           --          19.8
                                              ----------   -----------    ---------

Income from continuing operations             $    126.0   $      (0.4)   $   125.6
                                              ==========   ===========    =========

Earnings per share:                           $     1.78                  $    1.77
                                              ==========                  =========


   The accompanying notes are an integral part of these pro forma financial statements.

                              Scott Paper Company
                              -------------------
   Notes to Unaudited Consolidated Condensed Pro forma Financial Statements
   ------------------------------------------------------------------------

1. As described in Item 2, on December 20, 1994, Scott completed the sale of S.D. Warren (Warren) and announced its intention to reduce Scott's corporate debt and to repurchase Scott common shares with the net after-tax proceeds. Scott's historical financial results have been restated on a pro forma basis to reflect these transactions. These pro forma consolidated financial statements should be read in conjunction with the historical consolidated financial statements and notes thereto of Scott. Additionally, the pro forma consolidated financial statements are not necessarily indicative of the actual results that would have been achieved had the transactions occurred on those dates, nor are they necessarily indicative of future results.

2. All summary consolidated balance sheet pro forma adjustments assume the transactions giving rise to the adjustments were consummated on the balance sheet date. The pro forma balance sheet adjustments give effect for the disposition of substantially all assets and certain liabilities of Warren and the debt and share repurchase transactions. Scott currently estimates that any gain or loss to be recorded related to the sale of Warren will not be material and the pro forma financial statements do not reflect any gain or loss related to the sale of Warren.

    Net after-tax proceeds from the sale of Warren were assumed to be used to reduce debt (including debt assumed by the purchaser of Warren) and to repurchase 3.9 million of the Company's common shares. The estimated after-tax loss to be recorded related to the repurchase of debt has been reflected as of the beginning of the period.

3. All summary consolidated condensed statement of operations pro forma adjustments assume the transactions giving rise to the adjustments were consummated immediately prior to the first day of the year ended December 25, 1993; accordingly, no gain or loss from the transactions are reflected in the consolidated condensed statements of operations for the periods presented.

    The pro forma consolidated condensed statements of operations gives effect for the following unaudited pro forma adjustments:
    (a) Elimination of the results of operations, associated with the Warren sale, for the periods presented.
    (b) Elimination of interest expense based on the assumed reduction in debt.
    (c) Calculation of the pro forma tax provision using the statutory rates for the periods presented in accordance with generally accepted accounting principles.

4. Earnings per share appearing on the pro forma consolidated condensed statements of operations relating to the sale of Warren has been determined after deducting the dividends on Scott's preferred shares. Earnings per share are based on the average number of common shares outstanding for the nine month periods ended September 24, 1994 and the year ended December 25, 1993 of 70.7 million and 70.1 million shares, respectively. The average number of shares was adjusted to reflect the assumed buy back of 3.9 million shares, at the September 24, 1994 closing price of $61.25 per share, with a portion of the proceeds from the sale.

                                 EXHIBIT INDEX
                                 -------------


Exhibit
- -------


2.1       Stock Purchase Agreement dated as of
          October 8, 1994 by and among Scott Paper
          Company, Sappi Limited and SDW Acquisition
          Corporation. Pursuant to Item 601(b)(2) of Regulation S-K, the Disclosure
          Schedules and Exhibits referred to in the Agreement are omitted.

2.2       Supplemental Agreement to Stock Purchase
          Agreement dated as of October 8, 1994 by and among Scott, Sappi Limited and SDW
          Acquisition Corporation dated December 19, 1994.